Exhibit 10(g)



                 AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT



          THIS AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT is entered into as of August 1, 1996, between JACOBSON STORES INC., a Michigan corporation, of Jackson, Michigan (the "Company"), and JOSEPH H. FISHER ("Fisher").

          THE PARTIES HEREBY AGREE that paragraph 2 of the Executive Employment Agreement between them, dated as of February 28, 1996 (the "Employment Agreement") is amended to read as follows:

                  "2. Compensation. The Company agrees to pay Employee salary at an annual rate of $140,000, in bi-weekly or other regular intervals."

          Except as expressly amended hereby, the Employment Agreement shall continue in full force and effect.

IN THE PRESENCE OF:                       JACOBSON STORES INC.


   /s/  Prudie DeWaters                   By:    /s/  James B. Fowler
-----------------------                       -----------------------
                                                 James B. Fowler,
                                                 Its:  President


   /s/  Prudie DeWaters                      /s/  Joseph H. Fisher
-----------------------                   ---------------------------
                                          Joseph H. Fisher